                                                                  Exhibit (a)(2)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)

                                       OF

                              THE NORTH FACE, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED APRIL 19, 2000

                                       OF

                           SEQUOIA ACQUISITION, INC.,
                          A WHOLLY OWNED SUBSIDIARY OF

                                 VF CORPORATION

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON
              TUESDAY, MAY 16, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

             By Mail:                  By Facsimile Transmission:       By Hand or Overnight Courier:
                                             (718) 234-5001
          40 Wall Street                                                        40 Wall Street
            46th Floor               Confirm Facsimile Transmission               46th Floor
     New York, New York 10005                by Telephone:                 New York, New York 10005
 Attn: Reorganization Department             (718) 921-8200            Attn: Reorganization Department

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THE ONE SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility (as defined in the Offer to Purchase) pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Stockholders who cannot deliver their Shares and all other documents required hereby to the Depositary by the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for delivery by book-entry transfer on a timely basis, must tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                              SHARES TENDERED
                 (PLEASE FILL IN, IF BLANK)                             (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                    TOTAL NUMBER
                                                                                      OF SHARES            NUMBER
                                                                 CERTIFICATE       REPRESENTED BY         OF SHARES
                                                                 NUMBER(S)*        CERTIFICATE(S)*       TENDERED**
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                             ------------------------------------------------------
                                                                Total Shares
------------------------------------------------------------------------------------------------------------------------
 *  Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
    Depositary are being tendered. See Instruction 4. IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
    BEEN LOST OR DESTROYED SEE INSTRUCTION 8.
------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE
    INSTRUCTION 8.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
    AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

   Name of Tendering Institution
                                 ---------------------------------------------
   Account No.       at The Depository Trust Company
                                                    --------------------------
   Transaction Code No.
                       -------------------------------------------------------
[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s)
                                 ---------------------------------------------
   Date of Execution of Notice of Guaranteed Delivery
                                                     -------------------------
   Name of Institution that Guaranteed Delivery
                                               -------------------------------
   If delivery is by book-entry transfer:
                                         -------------------------------------
      Name of Tendering Institution
                                    ------------------------------------------
      Account No.        at The Depository Trust Company
                                                        ----------------------
      Transaction Code No.
                          ----------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Sequoia Acquisition, Inc., a Delaware corporation ("Purchaser") and a wholly owned subsidiary of VF Corporation, a Pennsylvania corporation ("Parent"), the above described shares of common stock, $0.0025 par value, and associated preferred share purchase rights (the "Shares"), of The North Face, Inc., a Delaware corporation (the "Company"), pursuant to Purchaser's offer to purchase all outstanding Shares at a price of $2.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated April 19, 2000 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, constitute the "Offer"). Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase Shares tendered pursuant to the Offer.

     Upon the terms and subject to the terms and conditions of the Offer and effective upon acceptance for payment of, and payment for, the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after April 6, 2000) and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other Shares or securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights) to (a) deliver certificates for such Shares (and all such other Shares or securities or rights), or transfer ownership of such Shares (and all such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, (b) present such Shares (and all such other Shares or securities or rights) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other Shares or securities or rights), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Mackey J. McDonald, Frank C. Pickard III and Candace S. Cummings and each of them, and any other designees of Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after April 6,
2000), at any meeting of stockholders of the Company (whether annual, special or adjourned), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy, power-of-attorney or written consent granted by the undersigned at any time with respect to such Shares (and all such other Shares or securities or rights), and no subsequent powers of attorney or proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any and all other Shares or other securities or rights issued or issuable in respect thereof on or after April 6, 2000) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, claims and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other Shares or securities or rights).

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute an agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     The undersigned understands that the Offer is conditioned upon, among other things, (i) there being validly tendered and not withdrawn prior to the expiration of the Offer a number of Shares which, together with the Shares then owned by Purchaser and Parent, would represent at least a majority of the total number of outstanding Shares on a fully diluted basis and (ii) the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility designated above). Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the "Special Payment Instructions", to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

   Issue  [ ] check
          [ ] certificates to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                                                                   (ZIP CODE)

          ------------------------------------------------------------
                         (TAXPAYER IDENTIFICATION NO.)
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

   Mail  [ ] check
         [ ] certificates to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                                                                   (ZIP CODE)

          ------------------------------------------------------------

SIGN                               SIGN HERE
HERE              (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

arrow right
--------------------------------------------------------------------------------
                                                                      arrow left

arrow right
--------------------------------------------------------------------------------
                                                                      arrow left
                             SIGNATURE(S) OF OWNERS

Dated
--------------------------- , 2000

Name(s) ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                    ------------------------------------------------------------

Address-------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number       -------------------------------------------

Taxpayer Identification or
Social Security Number   -------------------------------------------------------
                                        (SEE SUBSTITUTE FORM W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURES(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

arrow right
Name of Firm
-------------------------------------------------------------------------
                                                                      arrow left

Authorized Signature
------------------------------------------------------------------

Dated
--------------------------- , 2000

                 PAYOR: AMERICAN STOCK TRANSFER & TRUST COMPANY

-----------------------------------------------------------------------------------------------------------------------------
                                  PART 1 -- TAXPAYER IDENTIFICATION NO. -- FOR ALL ACCOUNTS    PART II -- FOR PAYEES EXEMPT
  SUBSTITUTE                                                                                   FROM BACKUP WITH-HOLDING (SEE
  FORM W-9                                                                                                ENCLOSED Guidelines)
                                ---------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY      ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE           --------------------------------
  INTERNAL REVENUE SERVICE        APPROPRIATE BOX. FOR MOST INDIVIDUALS AND SOLE                  SOCIAL SECURITY NUMBER
                                  PROPRIETORS, THIS IS YOUR SOCIAL SECURITY NUMBER.
                                  FOR OTHER ENTITIES, IT IS YOUR EMPLOYER IDENTIFICATION                    OR
                                  NUMBER. IF YOU DO NOT HAVE A NUMBER, SEE "OBTAINING A       -------------------------------
                                  NUMBER" IN THE ENCLOSED GUIDELINES.                         EMPLOYEE IDENTIFICATION NUMBER
                                  NOTE: IF THE ACCOUNT IS IN MORE THAN ONE NAME, SEE THE
                                  CHART ON PAGE 1 OF THE ENCLOSED GUIDELINES TO DETERMINE
                                  WHAT NUMBER TO ENTER.
                                ---------------------------------------------------------------------------------------------

  PAYER'S REQUEST FOR             PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I
  TAXPAYER IDENTIFICATION NO.     CERTIFY THAT:
                                  (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER
                                      IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE
                                      ISSUED TO ME) AND EITHER (a) I HAVE MAILED OR
                                      DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER
                                      IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL
                                      REVENUE SERVICE CENTER OR SOCIAL SECURITY
                                      ADMINISTRATION OFFICE OR (b) I INTEND TO MAIL OR
                                      DELIVER AN APPLICATION IN THE NEAR FUTURE. I
                                      UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER
                                      IDENTIFICATION NUMBER WITHIN (60) DAYS, 31% OF ALL
                                      REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE
                                      WITHHELD UNTIL I PROVIDE A NUMBER;
                                  (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE
                                  (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (b) I HAVE NOT
                                      BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE ("IRS")
                                      THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF
                                      A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (c)
                                      THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO
                                      BACKUP WITHHOLDING; AND
                                  (3) ANY INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT
                                      AND COMPLETE.
                                  SIGNATURE             DATE         , 2000
                                           ------------
--------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (a) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (b) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDER STAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE DEPOSITARY, 31% PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME WILL BE WITHHELD, BUT WILL BE REFUNDED TO ME IF I PROVIDE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITHIN 60 DAYS.

Signature             Date
         ------------     -----------
     Manually signed facsimile copies of the Letter of Transmittal will be accepted. The Letter of Transmittal, certificate for Shares and any other required documents should be sent or delivered by each stockholder of the Company or such stockholder's broker, dealer, commercial back, trust company or other nominee to the Depositary at its address set forth below.

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Signatures on a Letter of Transmittal need not be guaranteed if (1) the Letter of Transmittal is signed by the registered holder of the Shares tendered therewith and such holder has not completed the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (2) such Shares are tendered for the account of an Eligible Institution (as defined below). See Instruction 5 below. Except as otherwise provided in the preceding sentence, all signatures on a Letter of Transmittal must be guaranteed by a financial institution (such as a bank, savings and loan association or brokerage house) that is a member of a recognized Medallion Program approved by The Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) (each an "Eligible Institution").

     2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary by the Expiration Date and (c) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A "trading day" is any day on which the Nasdaq Stock Market's National Market is open for business.

     THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE SOLE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto and referenced in the box entitled "Description of Shares Tendered."

     4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal. If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and submit evidence satisfactory to Purchaser of the authority of such person so to act.

     6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

     7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

     8. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly contact the American Stock Transfer & Trust Company, which is the Company's transfer agent, by calling (800) 937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     9. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the

Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

     10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent or the Dealer Manager at their respective addresses or telephone numbers set forth below.


                         (DO NOT WRITE IN SPACES BELOW)
--------------------------------------------------------------------------------
  Date Received            Accepted By             Checked By
--------------------------------------------------------------------------------

  SHARES       SHARES     SHARES                AMOUNT OF    SHARES    CERTIFICATE
SURRENDERED   TENDERED   ACCEPTED   CHECK NO.     CHECK     RETURNED       NO.
-----------   --------   --------   ---------   ---------   --------   -----------   BLOCK NO.
                                                 Gr-----
                                                 Net----

--------------------------------------------------------------------------------
  Delivery Prepared By           Checked By             Date

                        The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                 FOR INFORMATION CALL TOLL FREE: (800) 937-5449

                     By Mail:                                  By Hand or Overnight Courier:
                  40 Wall Street                                      40 Wall Street
                    46th Floor                                          46th Floor
             New York, New York 10005                            New York, New York 10005
          Attn: Reorganization Department                     Attn: Reorganization Department

                           By Facsimile Transmission:
                                 (718) 234-5001

                  Confirm Facsimile Transmission by Telephone:
                                 (718) 921-8200

     Questions or requests for assistance or additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company for assistance concerning the Offer.

                    The Information Agent for the Offer is:
                             D.F. KING & CO., INC.

                                77 WATER STREET
                            NEW YORK, NEW YORK 10005
                 BANKS AND BROKERS CALL COLLECT: (212) 269-5550
                   ALL OTHERS CALL TOLL FREE: (888) 460-7637

                      The Dealer Manager for the Offer is:

                              SALOMON SMITH BARNEY

                              338 GREENWICH STREET
                            NEW YORK, NEW YORK 10013
                         CALL TOLL FREE: (877) 518-9871